Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Walgreen Co., an Illinois corporation (the "Company"), on Form 10-Q for the quarter ending February 28, 2005 as filed with the Securities and Exchange Commission (the "Report"), I, David W. Bernauer, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David W. Bernauer

David W. Bernauer

Chief Executive Officer

Dated: April 8, 2005

A signed original of this written statement required by Section 906 has been provided to Walgreen Co. and will be retained by Walgreen Co. and furnished to the Securities and Exchange Commission or its staff upon request.